Exhibit 10.1

Pursuant to Regulation S-K, Item 601(a)(5), the schedules and exhibits to Limited Waiver and Amendment No. 5 to Amended and Restated Credit and Security Agreement (Term Loan) as referred to herein have not been filed. The Registrant agrees to furnish supplementally a copy of any omitted schedules or exhibits to the Securities and Exchange Commission upon request.

LIMITED WAIVER AND amendment No. 5 to AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT (TERM LOAN)

This LIMITED WAIVER AND AMENDMENT NO. 5 TO Amended and Restated CREDIT AND SECURITY AGREEMENT (term Loan) (this “Agreement”) is made as of March 8, 2024, by and among Alpha teknova, inc., a Delaware corporation (“Borrower”), MIDCAP FINANCIAL TRUST, a Delaware statutory trust, as Agent (in such capacity, together with its successors and assigns, “Agent”) and the other financial institutions or other entities from time to time parties to the Credit Agreement referenced below, each as a Lender.

RECITALS

A.
Agent, Lenders and Borrower have entered into that certain Amended and Restated Credit and Security Agreement (Term Loan), dated as of May 10, 2022 (as amended by that certain Amendment No. 1 to Amended and Restated Credit and Security Agreement (Term Loan), dated as of November 8, 2022 and that certain Amendment No. 2 to Amended and Restated Credit and Security Agreement (Term Loan), dated as of March 28, 2023, that certain Amendment No. 3 to Amended and Restated Credit and Security Agreement (Term Loan), dated as of July 13, 2023, and that certain Amendment No. 4 to Amended and Restated Credit and Security Agreement (Term Loan), dated as of September 19, 2023 and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing A&R Credit Agreement” and as the same is amended hereby and as it may be further amended, restated, supplemented and modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have agreed to make certain advances of money and to extend certain financial accommodations to Borrower in the amounts and manner set forth in the Credit Agreement.

B.
Borrower has informed Agent that Borrower’s consolidated Net Revenue for each of the Defined Periods ending November 30, 2023 and January 31, 2024 was less than the respective Minimum Net Revenue Threshold applicable for such Defined Period in violation of Section 6.1 of the Credit Agreement, and each such failure constitutes an Event of Default under Section 10.1(a) of the Credit Agreement (collectively, the “Subject Events of Default”).

C.
Borrower has requested, and Agent and Lenders have agreed, to (i) waive the Subject Events of Default and (ii) amend certain provisions of the Existing A&R Credit Agreement, in each case, in accordance with the terms and subject to the conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, Lenders and Borrower hereby agree as follows:

MidCap / Teknova / Limited Waiver and Amendment No. 5 to A&R Credit Agreement (Term Loan)

1.
Defined Terms; Recitals. This Agreement shall constitute a Financing Document and the Recitals and each reference to the Credit Agreement, unless otherwise expressly noted, will be deemed to reference the Credit Agreement as amended hereby. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (including those capitalized terms used in the Recitals hereto).
2.
Limited Waiver. Subject to the satisfaction of the conditions set forth in Section 5 below, and in reliance on the representations and warranties contained in Section 4 below, Agent and the Lenders hereby waive the Subject Events of Default. The limited waiver set forth in this Section 2 is effective solely for the purposes set forth herein and shall be limited precisely as written and shall not, except as expressly provided herein, be deemed to (a) be a consent to any amendment, waiver or modification of any term or condition of the Credit Agreement or of any other Financing Document; (b) prejudice any right that Agent or Lenders have or may have in the future under or in connection with the Credit Agreement or any other Financing Document; (c) constitute a consent to or waiver of any past, present or future Default or Event of Default (other than the Subject Events of Default) or other violation of any provisions of the Credit Agreement or any other Financing Documents; (d) create any obligation to forbear from taking any enforcement action, or to make any further extensions of credit; or (e) establish a custom or course of dealing among any of the Credit Parties, on the one hand, or Agent or any Lender, on the other hand.
3.
Amendment to Existing A&R Credit Agreement. Subject to the terms and conditions of this Agreement, including, without limitation, the conditions to effectiveness set forth in Section 5 below, each of the parties hereto agrees to amend the Existing A&R Credit Agreement as follows:
(a)
Section 1.1 of the Existing A&R Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order therein:

““Fifth Amendment” means that certain Limited Waiver and Amendment No. 5 to Amended and Restated Credit and Security Agreement (Term Loan), dated as of the Fifth Amendment Effective Date, by and among Borrower, Agent and the Lenders party thereto.”

““Fifth Amendment Effective Date” means March 8, 2024.”

(b)
The definition of “Minimum Net Revenue Threshold” in Section 1.1 of the Existing A&R Credit Agreement is hereby amended and restated as follows:

““Minimum Net Revenue Threshold” means (a) for each applicable Defined Period ending on or before December 31, 2024, the minimum Net Revenue amount set forth on Schedule 6.1 attached hereto for such Defined Period, and (b) for each applicable Defined Period ending after December 31, 2024, a minimum Net Revenue amount determined by Agent in its reasonable discretion in consultation with Borrower Representative’s senior management and based on financial statements and projections delivered to Agent in accordance with Section 4.1, which amounts shall be notified to Borrower Representative by Agent in writing on or prior to December 31st of the year ending prior to the year in which such Defined Period ends; provided that in no event shall the minimum Net Revenue amount for any applicable Defined Period ending after December 31, 2024 be less than an amount equal to the greater of (x) the applicable Minimum Net Revenue Threshold amount for the Defined Period ending on the last day of the immediately preceding month and (y) $34,000,000.”

MidCap / Teknova / Limited Waiver and Amendment No. 5 to A&R Credit Agreement (Term Loan)

(c)
Section 2.2(h) of the Existing A&R Credit Agreement is hereby amended and restated in its entirety as follows:

“(h) Prepayment Fee. If any advance under the Term Loan is prepaid at any time, in whole or in part, for any reason (whether by voluntary or mandatory prepayment by Borrower, by reason of the occurrence of an Event of Default or otherwise, or if the Term Loan shall become accelerated (including any automatic acceleration due to the occurrence of an Event of Default described in Section 10.1(f)) or otherwise) and due and payable in full, Borrowers shall pay to Agent, for the benefit of all Lenders committed to make Term Loan advances, as compensation for the costs of such Lenders making funds available to Borrowers under this Agreement, a prepayment fee (the “Prepayment Fee”) calculated in accordance with this subsection. The Prepayment Fee shall be equal to an amount determined by multiplying the amount being prepaid (or required to be prepaid, if such amount is greater) by the following applicable percentage amount: (x) four percent (4.00%) for the first year following the Fifth Amendment Effective Date, (y) three percent (3.00%) for the second year following the Fifth Amendment Effective Date, and (z) two percent (2.00%) thereafter. The Prepayment Fee shall not apply to or be assessed upon any prepayment made by Borrowers if such payments were (x) required by Agent to be made pursuant to Section 2.1(a)(ii)(B) subpart (i) (relating to casualty proceeds), or subpart (ii) (relating to payments exceeding the Maximum Lawful Rate), (y) required to be made pursuant to Section 6(a) of the Fourth Amendment, or (z) made due to the Term Loans being paid in full as a result of a refinancing of the Term Loans in full prior to the Maturity Date by Agent or an Affiliate of Agent. All fees payable pursuant to this paragraph shall be deemed fully-earned and non-refundable as of the Closing Date.”

(d)
Section 6.2 of the Existing A&R Credit Agreement is hereby amended and restated in its entirety as follows:

“Section 6.2 Minimum Cash. (a) Commencing on the Fifth Amendment Effective Date and continuing at all times thereafter, Borrowers shall not permit Borrower Unrestricted Cash, at any time to be less than Ten Million Dollars ($10,000,000).”

(e)
Article 12 of the Existing A&R Credit Agreement is hereby amended to add the following as a new Section 12.21 therein immediately after Section 12.20 in the Existing A&R Credit Agreement:

“Section 12.21 Warrants. Notwithstanding anything to the contrary herein, any warrants issued to the Lenders (or any designated Affiliate thereof) by any Credit Party, the stock issuable thereunder, any equity securities purchased by Lenders, any amounts paid thereunder, any dividends, and any other rights in connection therewith shall not be subject to the terms and conditions of this Agreement. Nothing herein shall affect any Lender’s rights under any such warrants, stock, or other equity securities to administer, manage, transfer, assign, or exercise such warrants, stock, or other equity securities for its own account.”

(f)
Schedule 6.1 of the Existing A&R Credit Agreement is hereby deleted and replaced with the Schedule 6.1 attached hereto as Exhibit A.
4.
Representations and Warranties; Reaffirmation of Security Interest. Each Borrower hereby confirms that all of the representations and warranties set forth in the Credit Agreement are true and

MidCap / Teknova / Limited Waiver and Amendment No. 5 to A&R Credit Agreement (Term Loan)

correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) with respect to such Borrower as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) as of such earlier date. Without limiting the foregoing, each Borrower represents and warrants that, as of the date hereof, both immediately prior to and immediately after giving effect to this Agreement, no Event of Default, or to such Borrower’s knowledge, Default, has occurred and is continuing. Nothing herein is intended to impair or limit the validity, priority or extent of Agent’s security interests in and Liens on the Collateral. Each Borrower acknowledges and agrees that each of this Agreement, the Credit Agreement and the other Financing Documents to which it is a party constitutes the valid and binding agreement or instrument of such Borrower, enforceable against such Borrower in accordance with its respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.
5.
Conditions to Effectiveness. This Agreement shall become effective as of the date on which each of the following conditions has been satisfied (or waived in writing by the Agent and the Lenders), as determined by Agent in its sole discretion:
(a)
Borrower and Lenders shall each have delivered to Agent this Agreement, executed by an authorized officer of each such Person;
(b)
Agent shall have received a duly executed copy of the Limited Waiver and Amendment No. 5 to Amended and Restated Credit and Security Agreement (Revolving Loan), dated as of the date hereof, in respect of the Affiliated Credit Agreement;
(c)
Agent shall have received a duly executed copy of the Warrant to Purchase Stock, dated as of the date hereof;
(d)
all representations and warranties of Borrowers contained herein shall be true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct in all material respects (or, in the case of any representation or warranty that is, by its terms, qualified by materiality, in all respects) as of such earlier date (and such parties’ delivery of their respective signatures hereto shall be deemed to be its certification thereof); and
(e)
after giving effect to the agreements set forth herein, no Default or Event of Default shall exist under any of the Financing Documents.
6.
Costs and Fees.
(a)
Borrowers shall be responsible for the payment of all reasonable, documented and invoiced out-of-pocket costs and fees of Agent’s counsel incurred in connection with the preparation, negotiation, execution and delivery of this Agreement and any related Financing Documents.
7.
Release. In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower, voluntarily, knowingly, unconditionally and irrevocably, with specific and express intent, for and on behalf of itself and all of its respective parents, subsidiaries, affiliates, members, managers, predecessors, successors, and assigns, and each of its respective current and former directors, officers, shareholders, agents, and employees, and each of its respective predecessors, successors, heirs, and assigns

MidCap / Teknova / Limited Waiver and Amendment No. 5 to A&R Credit Agreement (Term Loan)

(individually and collectively, the “Releasing Parties”) does hereby fully and completely release, acquit and forever discharge each of Agent, Lenders, and each their respective parents, subsidiaries, affiliates, members, managers, shareholders, directors, officers and employees, and each of their respective predecessors, successors, heirs, and assigns (individually and collectively, the “Released Parties”), of and from any and all actions, causes of action, suits, debts, disputes, damages, claims, obligations, liabilities, costs, expenses and demands of any kind whatsoever, at law or in equity, whether matured or unmatured, liquidated or unliquidated, vested or contingent, choate or inchoate, known or unknown that the Releasing Parties (or any of them) has against the Released Parties or any of them (whether directly or indirectly), based in whole or in part on facts, whether or not now known, existing on or before the date hereof, that relate to, arise out of or otherwise are in connection with: (i) any or all of the Financing Documents or transactions contemplated thereby or any actions or omissions in connection therewith or (ii) any aspect of the dealings or relationships between or among any Borrower, on the one hand, and any or all of the Released Parties, on the other hand, relating to any or all of the documents, transactions, actions or omissions referenced in clause (i) hereof, in each case, based in whole or in part on facts, whether or not now known, existing before the date hereof. Borrower acknowledges that the foregoing release is a material inducement to Agent’s and each Lender’s decision to enter into this Agreement and agree to the modifications contemplated hereunder, and has been relied upon by Agent and Lenders in connection therewith.
8.
No Waiver or Novation. The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of Agent, nor constitute a waiver of any provision of the Credit Agreement, the Financing Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing. Except as expressly set forth in Section 2 hereof, nothing herein is intended or shall be construed as a waiver of any existing Defaults or Events of Default under the Credit Agreement or the other Financing Documents or any of Agent’s rights and remedies in respect of such Defaults or Events of Default. This Agreement (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement.
9.
Affirmation. Except as specifically amended pursuant to the terms hereof, each Borrower hereby acknowledges and agrees that the Existing A&R Credit Agreement and all other Financing Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by such Borrower. Each Borrower covenants and agrees to comply with all of the terms, covenants and conditions of the Existing A&R Credit Agreement and the other Financing Documents, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Agent’s or any Lender’s part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions.
10.
Miscellaneous.
(a)
Reference to the Effect on the Credit Agreement. Upon the effectiveness of this Agreement, (i) this Agreement shall constitute a “Financing Document” under and as defined in the Credit Agreement and the other Financing Documents and (ii) each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of similar import shall mean and be a reference to the Credit Agreement, as amended by this Agreement.
(b)
Incorporation of Credit Agreement Provisions. The provisions contained in Section 11.6 (Indemnification), Section 12.7 (Waiver of Consequential and Other Damages), Section 12.8 (Governing Law; Submission to Jurisdiction) and Section 12.9 (Waiver of Jury Trial) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.

MidCap / Teknova / Limited Waiver and Amendment No. 5 to A&R Credit Agreement (Term Loan)

(c)
GOVERNING LAW. THIS AGREEMENT AND ALL DISPUTES AND OTHER MATTERS RELATING HERETO OR THERETO OR ARISING THEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW).
(d)
SUBMISSION TO JURISDICTION. BORROWER HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED in the State of New York in the City of New York, Borough of Manhattan, AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER FINANCING DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS. BORROWER EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. BORROWER HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON BORROWER BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO BORROWER AT THE ADDRESS SET FORTH IN SECTION 12.3 OF THE CREDIT AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.
(e)
WAIVER OF JURY TRIAL. BORROWER, AGENT AND THE LENDERS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. BORROWER, AGENT AND EACH LENDER ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. BORROWER, AGENT AND EACH LENDER WARRANTS AND REPRESENTS THAT IT HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.
(f)
Headings. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.
(g)
Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by facsimile or by electronic mail delivery of an electronic version (e.g., .pdf or .tif file) of an executed signature page shall be effective as delivery of an original executed counterpart hereof and shall bind the parties hereto.
(h)
Entire Agreement. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.
(i)
Severability. In case any provision of or obligation under this Agreement shall be invalid, illegal or unenforceable in any applicable jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

MidCap / Teknova / Limited Waiver and Amendment No. 5 to A&R Credit Agreement (Term Loan)

(j)
Successors/Assigns. This Agreement shall bind, and the rights hereunder shall inure to, the respective successors and assigns of the parties hereto, subject to the provisions of the Credit Agreement and the other Financing Documents.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

MidCap / Teknova / Limited Waiver and Amendment No. 5 to A&R Credit Agreement (Term Loan)

MidCap / Teknova / Limited Waiver and Amendment No. 5 to A&R Credit Agreement (Term Loan)

IN WITNESS WHEREOF, intending to be legally bound, the undersigned have executed this Agreement as of the day and year first hereinabove set forth.

AGENT: MIDCAP FINANCIAL TRUST

By: Apollo Capital Management, L.P.,

its investment manager

By: Apollo Capital Management GP, LLC,

its general partner

By: /s/ Maurice Amsellem
Name: Maurice Amsellem
Title: Authorized Signatory

MidCap / Teknova / Limited Waiver and Amendment No. 5 to A&R Credit Agreement (Term Loan)

LENDERS:

MIDCAP FINANCIAL TRUST

By: Apollo Capital Management, L.P.,

its investment manager

By: Apollo Capital Management GP, LLC,

its general partner

By: /s/ Maurice Amsellem

 Name: Maurice Amsellem

 Title: Authorized Signatory

MidCap / Teknova / Limited Waiver and Amendment No. 5 to A&R Credit Agreement (Term Loan)

LENDERS:

MIDCAP FUNDING XIII TRUST

By: Apollo Capital Management, L.P.,

its investment manager

By: Apollo Capital Management GP, LLC,

its general partner

By: /s/ Maurice Amsellem

 Name: Maurice Amsellem

 Title: Authorized Signatory

MidCap / Teknova / Limited Waiver and Amendment No. 5 to A&R Credit Agreement (Term Loan)

LENDERS: ELM 2020-3 TRUST

By: MidCap Financial Services Capital Management, LLC, as Servicer

By: /s/ John O’Dea
Name: John O’Dea
Title: Authorized Signatory

ELM 2020-4 TRUST

By: MidCap Financial Services Capital Management, LLC, as Servicer

By: /s/ John O’Dea
Name: John O’Dea
Title: Authorized Signatory

MidCap / Teknova / Limited Waiver and Amendment No. 5 to A&R Credit Agreement (Term Loan)

BORROWER:	ALPHA TEKNOVA, INC. By: /s/ Matthew Lowell Name: Matthew Lowell Title: CFO

MidCap / Teknova / Limited Waiver and Amendment No. 5 to A&R Credit Agreement (Term Loan)